EXHIBIT 21

LIST OF SUBSIDIARIES

The following is a list of the Registrant’s subsidiaries at December 31, 2017.

Name	Jurisdiction of Formation
Aventine LLC	New Mexico
Bravo Pipeline Company	Delaware
Cain Chemical Inc.	Delaware
Centurion Pipeline GP, Inc.	Delaware
Centurion Pipeline L.P.	Delaware
Centurion Pipeline LP, Inc.	Delaware
Concord Petroleum Corporation	Panama
Conn Creek Shale Company	Delaware
D.S. Ventures, LLC	Texas
DMM Financial LLC	Delaware
Downtown Plaza II	Oklahoma
FP Westport Commodities Limited	United Kingdom
FP Westport GmbH	Switzerland
FP Westport Limited	United Kingdom
FP Westport LLC	Delaware
FP Westport Services LLC	Delaware
FP Westport Trading LLC	Delaware
Glenn Springs Holdings, Inc.	Delaware
Grand Bassa Tankers, Inc.	Delaware
Grupo OxyChem de Mexico, S.A. de C.V.	Mexico
Hooker Chemical Investment Co.	California
Houndstooth Resources, LLC	Texas
INDSPEC Chemical B.V.	The Netherlands
INDSPEC Chemical Corporation	Delaware
INDSPEC Chemical Export Sales, LLC	Delaware
INDSPEC Holding Corporation	Delaware
Ingleside Cogeneration GP 2, Inc.	Delaware
Ingleside Cogeneration GP, Inc.	Delaware
Ingleside Cogeneration Limited Partnership	Delaware
Interore Trading Ltd.	Liberia
Joslyn Partnership	Alberta, Canada
Laguna Petroleum Corporation	Texas
Liwa Oil & Gas Ltd.	Bermuda
Mariana Properties, Inc.	Delaware
Marico Exploration, Inc.	New Mexico
MC2 Technologies LLC	Delaware
Miller Springs Remediation Management, Inc.	Delaware
Moncrief Minerals Partnership, L.P.	Texas
Natural Gas Odorizing, Inc.	Oklahoma
NGL Ventures LLC	Delaware
Occidental (Bermuda) Ltd.	Bermuda
Occidental (Colombia Block), Inc.	Nevis
Occidental (East Shabwa), LLC	Nevis
Occidental Advance Sale Finance, Inc.	California
Occidental Al Hosn, LLC	Delaware
Occidental Andina, LLC	Delaware
Occidental Angola (Block 23) Holdings Ltd.	Bermuda
Occidental Angola (Block 8) Holdings Ltd.	Bermuda

EXHIBIT 21 (cont'd)

Name	Jurisdiction of Formation
Occidental Angola Holdings Ltd.	Bermuda
Occidental Angola, Inc.	California
Occidental Brazil Holdings, Inc.	Nevis
Occidental Brazilian Investments, LLC	Nevis
Occidental Canada Holdings Ltd.	Nova Scotia
Occidental Chemical Asia, Limited	Japan
Occidental Chemical Belgium B.V.B.A.	Belgium
Occidental Chemical Chile Limitada	Chile
Occidental Chemical Corporation	New York
Occidental Chemical de Mexico, S.A. de C.V.	Mexico
Occidental Chemical Export Sales, LLC	Delaware
Occidental Chemical Far East Limited	Hong Kong
Occidental Chemical Holding Corporation	California
Occidental Chemical International, Inc.	California
Occidental Chemical Investment (Canada) 1, Inc.	Delaware
Occidental Chile Investments, LLC	Delaware
Occidental Chile Minority Holder, LLC	Delaware
Occidental CIS Services, Inc.	Delaware
Occidental Colombia (Series G) Ltd.	Bermuda
Occidental Colombia (Series J) Ltd.	Bermuda
Occidental Colombia (Series K) Ltd.	Bermuda
Occidental Colombia (Series L) Ltd.	Bermuda
Occidental Colombia (Series M) Ltd.	Bermuda
Occidental Colombia (Series N) Ltd.	Bermuda
Occidental Colombia (Series O) Ltd.	Bermuda
Occidental Crude Sales, Inc. (Canada)	Delaware
Occidental Crude Sales, Inc. (International)	Delaware
Occidental Crude Sales, LLC (South America)	Delaware
Occidental de Colombia, LLC	Delaware
Occidental del Ecuador, Inc.	Nevis
Occidental Dolphin Holdings Ltd.	Bermuda
Occidental Energy Marketing, Inc.	Delaware
Occidental Energy Transportation LLC	Delaware
Occidental Energy Ventures LLC	Delaware
Occidental EOR (Algeria) Ltd.	Bermuda
Occidental Exploradora del Peru Ltd.	Bermuda
Occidental Exploration and Production Company	California
Occidental Exploration Ltd.	Bermuda
Occidental Hafar, LLC	Delaware
Occidental International (Libya), Inc.	Delaware
Occidental International Corporation	Delaware
Occidental International Exploration and Production Company	California
Occidental International Holdings Ltd.	Bermuda
Occidental International Oil and Gas Ltd.	Bermuda
Occidental International Services, Inc.	Delaware
Occidental Joslyn GP 1 Co.	Nova Scotia
Occidental Joslyn GP 2 Co.	Nova Scotia
Occidental Karawan Holding Ltd.	Bermuda
Occidental Karawan, LLC	Delaware
Occidental Latin America Holdings, Inc.	Delaware
Occidental Libya Oil & Gas B.V.	The Netherlands
Occidental LNG (Malaysia) Ltd.	Bermuda
Occidental MENA Manager Ltd.	Bermuda

EXHIBIT 21 (cont'd)

Name	Jurisdiction of Formation
Occidental Middle East Development Company	Delaware
Occidental Midstream Projects Ltd.	Bermuda
Occidental Mukhaizna, LLC	Delaware
Occidental of Abu Dhabi (Bab) Ltd.	Bermuda
Occidental of Abu Dhabi (Shah) Ltd.	Bermuda
Occidental of Abu Dhabi Ltd.	Bermuda
Occidental of Abu Dhabi, LLC	Delaware
Occidental of Albania (Onshore-2) Ltd.	Bermuda
Occidental of Albania (Onshore-3) Ltd.	Bermuda
Occidental of Bahrain (Block 1) Ltd.	Bermuda
Occidental of Bahrain (Block 3) Ltd.	Bermuda
Occidental of Bahrain (Block 4) Ltd.	Bermuda
Occidental of Bahrain (Offshore), LLC	Delaware
Occidental of Bahrain Deep Gas, LLC	Delaware
Occidental of Bahrain Ltd.	Bermuda
Occidental of Bahrain Onshore Deep Gas, Ltd.	Bermuda
Occidental of Bangladesh, Inc.	Delaware
Occidental of Colombia (Caimanes), Inc.	Nevis
Occidental of Colombia (Chipiron), Inc.	Nevis
Occidental of Colombia (Cocodrilos), Inc.	Nevis
Occidental of Colombia (Cosecha), Inc.	Nevis
Occidental of Colombia (Los Gavilanes), Inc.	Nevis
Occidental of Colombia (Medina), Inc.	Nevis
Occidental of Colombia (Siriri), Inc.	Nevis
Occidental of Colombia (Teca) Ltd.	Bermuda
Occidental of Dubai, Inc.	Nevis
Occidental of Iraq Holdings Ltd.	Bermuda
Occidental of Iraq, LLC	Delaware
Occidental of Oman, Inc.	Nevis
Occidental of Russia Ltd.	Bermuda
Occidental of South Africa (Offshore), Inc.	Nevis
Occidental of the Adriatic Ltd.	Bermuda
Occidental of Yemen (Block 75), LLC	Delaware
Occidental of Yemen Holdings (Block 75) Ltd.	Bermuda
Occidental Oil and Gas (Oman) Ltd.	Nevis
Occidental Oil and Gas Corporation	Texas
Occidental Oil and Gas International Inc.	Delaware
Occidental Oil and Gas International, LLC	Delaware
Occidental Oil and Gas of Peru, LLC	Delaware
Occidental Oil and Gas Pakistan LLC	Nevis
Occidental Oil Asia Pte. Ltd.	Singapore
Occidental Oil Shale, Inc.	California
Occidental Oman (Block 27) Holdings Ltd.	Bermuda
Occidental Oman Gas Company LLC	Delaware
Occidental Oman Gas Holdings Ltd.	Bermuda
Occidental Oman North Holdings, Ltd.	Bermuda
Occidental OOOI Holder, Inc.	Delaware
Occidental Oriente Exploration and Production Ltd.	Cayman Islands
Occidental Overseas Holdings B.V.	The Netherlands
Occidental Overseas Operations, Inc.	Delaware
Occidental Peninsula II, Inc.	Nevis
Occidental Peninsula, LLC	Delaware
Occidental Permian Ltd.	Texas

EXHIBIT 21 (cont'd)

Name	Jurisdiction of Formation
Occidental Permian Manager LLC	Delaware
Occidental Permian Services, Inc.	Delaware
Occidental Peruana, Inc.	California
Occidental Petrolera de Argentina Ltd.	Bermuda
Occidental Petrolera del Peru (Block 101), Inc.	Nevis
Occidental Petrolera del Peru (Block 103), Inc.	Nevis
Occidental Petroleum (Pakistan), Inc.	Delaware
Occidental Petroleum Corporation Political Action Committee	California
Occidental Petroleum de Venezuela, S.A.	Venezuela
Occidental Petroleum of Nigeria	Nigeria
Occidental Petroleum of Oman Ltd.	Nevis
Occidental Petroleum of Qatar Ltd.	Bermuda
Occidental Power Marketing, L.P.	Delaware
Occidental Power Services, Inc.	Delaware
Occidental PVC, LLC	Texas
Occidental Qatar Energy Company LLC	Delaware
Occidental Red Sea Development, LLC	Nevis
Occidental Research Corporation	California
Occidental Resource Recovery Systems, Inc.	California
Occidental Resources Company	Cayman Islands
Occidental Shah Gas Holdings Ltd.	Bermuda
Occidental South America Finance, LLC	Delaware
Occidental Specialty Marketing, Inc.	Delaware
Occidental Tower Corporation	Delaware
Occidental Transportation Holding Corporation	Delaware
Occidental West Texas Overthrust, Inc.	Texas
Occidental Yemen Ltd.	Bermuda
Occidental Yemen Sabatain, Inc.	Nevis
Oceanic Marine Transport Ltd.	Bermuda
OEVC Energy, LLC	Texas
OEVC Midstream Projects, LLC	Delaware
OOG Partner LLC	Delaware
OOOI Chem Holdings, LLC	Delaware
OOOI Chem Sub, LLC	Delaware
OOOI Chemical International, LLC	Delaware
OOOI Chemical Management, Inc.	Delaware
OOOI Chile Holder, Inc.	Delaware
OOOI Ecuador Management, LLC	Delaware
OOOI Oil and Gas Management, Inc.	Delaware
OOOI Oil and Gas Sub, LLC	Delaware
OOOI South America Management, LLC	Delaware
Opcal Insurance, Inc.	Hawaii
OPM GP, Inc.	Delaware
Oxy BridgeTex Limited Partnership	Texas
Oxy BT Holdings GP, Inc.	Texas
Oxy BT Holdings LP, Inc.	Texas
Oxy C & I Bulk Sales, LLC	Delaware
Oxy Canada Sales, Inc.	Delaware
Oxy Cogeneration Holding Company, Inc.	Delaware
Oxy Colombia Holdings, Inc.	Delaware
OXY CV Pipeline LLC	Delaware
Oxy Delaware Basin Plant, LLC	Delaware
Oxy Delaware Basin, LLC	Texas

EXHIBIT 21 (cont'd)

Name	Jurisdiction of Formation
Oxy Dolphin E&P, LLC	Nevis
Oxy Dolphin Pipeline, LLC	Nevis
Oxy Energy Canada, Inc.	Delaware
Oxy Energy Services, LLC	Delaware
Oxy Expatriate Services, Inc.	Delaware
Oxy FFT Holdings, Inc.	Delaware
Oxy Holding Company (Pipeline), Inc.	Delaware
OXY Inc.	California
Oxy Ingleside Energy Center, LLC	Delaware
Oxy Ingleside LPG Pipeline, LLC	Delaware
Oxy Ingleside LPG Storage Company, LLC	Delaware
Oxy Ingleside LPG Terminal, LLC	Delaware
Oxy Ingleside Oil Pipeline, LLC	Delaware
Oxy Ingleside Oil Storage Company, LLC	Delaware
Oxy Ingleside Oil Terminal, LLC	Delaware
Oxy Levelland Pipeline Company, LLC	Delaware
Oxy Levelland Terminal Company, LLC	Delaware
OXY Libya E&P Area 35 Ltd.	Bermuda
OXY Libya E&P Concession 103 Ltd.	Bermuda
OXY Libya E&P EPSA 1981 Ltd.	Bermuda
OXY Libya E&P EPSA 1985 Ltd.	Bermuda
OXY Libya Exploration, SPC	Cayman Islands
OXY Libya, LLC	Delaware
OXY Little Knife, LLC	Delaware
OXY LPG LLC	Delaware
Oxy LPG Terminal, LLC	Delaware
OXY Mexico Holdings I, LLC	Delaware
OXY Mexico Holdings II, LLC	Delaware
OXY Middle East Holdings Ltd.	Bermuda
Oxy Midstream Holding Company, LLC	Delaware
Oxy Midstream Operating Company, LLC	Delaware
Oxy Midstream Strategic Development, LLC	Delaware
OXY of Angola (Block 23), LLC	Delaware
OXY of Angola (Block 8), LLC	Delaware
OXY of Saudi Arabia Ltd.	Cayman Islands
OXY Oil Partners, Inc.	Delaware
Oxy Oleoducto SOP, LLC	Delaware
Oxy Overseas Services Ltd.	Bermuda
OXY PBLP Manager, LLC	Delaware
Oxy Permian Gathering, LLC	Delaware
Oxy Petroleum de Mexico, S. de R.L. de C.V.	Mexico
Oxy Pipeline I Company	Delaware
Oxy Renewable Energy LLC	Texas
Oxy Salt Creek Pipeline LLC	Delaware
Oxy SENM Gathering LP	Texas
OXY Support Services, LLC	Delaware
Oxy Tall City Holdings	Texas
Oxy Technology Ventures, Inc.	Delaware
Oxy Transport I Company	Delaware
OXY Tulsa Inc.	Delaware
OXY USA Inc.	Delaware
OXY USA WTP LP	Delaware
Oxy Vinyls Canada Co.	Nova Scotia

EXHIBIT 21 (cont'd)

Name	Jurisdiction of Formation
Oxy Vinyls Export Sales, LLC	Delaware
Oxy Vinyls, LP	Delaware
OXY VPP Investments, Inc.	Delaware
OXY West, LLC	Texas
Oxy Westwood Corporation	California
Oxy Y-1 Company	New Mexico
OXYCHEM (CANADA), INC.	Alberta, Canada
OxyChem do Brasil Ltda.	Brazil
OxyChem Ingleside Ethylene Holdings, Inc.	Delaware
Oxychem Shipping Ltd.	Malta
OxyChile Investments, LLC	Delaware
OxyCol Holder Ltd.	Bermuda
OXYMAR	Texas
Permian Basin Limited Partnership	Delaware
Permian VPP Holder, LP	Delaware
Permian VPP Manager, LLC	Delaware
Placid Oil Company	Delaware
Ramlat Oxy Ltd.	Bermuda
Rio de Viento, Inc.	Wyoming
San Patricio Pipeline LLC	Delaware
Scanports Shipping, LLC	Delaware
Swiflite Aircraft Corporation	New Jersey
Tall City Express, LLC	Texas
Transok Properties, LLC	Delaware
Troy Potter, Inc.	Texas
Turavent Oil GmbH	Switzerland
Tuscaloosa Holdings, Inc.	Delaware
Vintage Gas, Inc.	Oklahoma
Vintage Petroleum Argentina Ltd.	Cayman Islands
Vintage Petroleum Boliviana, Ltd.	Bermuda
Vintage Petroleum International Finance B.V.	The Netherlands
Vintage Petroleum International Holdings, Inc.	Delaware
Vintage Petroleum International Ventures, Inc.	Cayman Islands
Vintage Petroleum International, Inc.	Oklahoma
Vintage Petroleum Italy, Inc.	Oklahoma
Vintage Petroleum South America Holdings, Inc.	Cayman Islands
Vintage Petroleum South America, LLC	Oklahoma
Vintage Petroleum Turkey, Inc.	Cayman Islands
VPI MENA Yemen Holdings Ltd.	Bermuda
YT Ranch LLC	Colorado